281732315v.3

AMENDMENT NO. 1 TO
INDEPENDENCE CONTRACT DRILLING, INC.
2019 OMNIBUS INCENTIVE PLAN

The Independence Contract Drilling, Inc. 2019 Omnibus Incentive Plan (the “Plan”) is hereby amended, effective as of June 8, 2022, as follows:

A.	The Plan is hereby amended by amending and restating Section 4.1(a) thereto as follows:
(a)

Subject to adjustment as provided in Section 4.5, the aggregate number of shares of Stock with respect to which Awards may be granted under the Plan is 4,575,000 (the “Authorized Shares”). At the time this Plan becomes effective, none of the shares of Stock available for future grant under the Prior Plans shall be available for grant under such Prior Plans.

B.	For purposes of clarification, the Authorized Shares include the effect of a 1-for-20 reverse stock split of the Company’s common stock pursuant to the Company’s Certificate of Amendment of the Amended and Restated Certificated of Incorporation, dated as of March 11, 2020.
C.	All terms used herein that are defined in the Plan shall have the same meanings given to such terms in the Plan, except as otherwise expressly provided herein.
D.	Except as amended and modified hereby, the Plan shall continue in full force and effect and the Plan and this instrument shall be read, taken and construed as one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Company, has approved, ratified and executed this Amendment on this 8th day of June, 2022.

INDEPENDENCE CONTRACT DRILLING, INC.
By:	/s/ Philip A. Choyce
Name: Title:	Philip A. Choyce Executive Vice President, Chief Financial Officer, Treasurer and Secretary